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                     CONSTELLATION INSTITUTIONAL PORTFOLIOS

                       Supplement dated November 30, 2005
                      to the Prospectus dated May 18, 2005

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS.

THIS SUPPLEMENT REPLACES THE SUPPLEMENT DATED NOVEMBER 28, 2005

The investment manager to the Portfolios, Constellation Investment Management Company, L.P. (CIMCO), has entered into an agreement to sell substantially all of its assets to Touchstone Advisors, Inc., a subsidiary of the Western & Southern Financial Group (Touchstone). The transaction is expected to close in February 2006.

The Board of Trustees of the Portfolios has, in connection with this transaction, approved a new investment management agreement with Touchstone that is substantially similar to that currently in place with CIMCO. The Board also approved new investment sub-advisory agreements on behalf of the Portfolios between Touchstone and the firms that currently sub-advise one or more of the 3 Portfolios in the Constellation Institutional Portfolios family, which sub-advisory agreements are substantially similar to those currently in place between CIMCO and the various sub-advisory firms. Prior to the transaction taking place, the Board of Trustees will continue to take all actions necessary to oversee and monitor the operations of the Portfolios.

The Board of Trustees has called a meeting of the Portfolios' shareholders for February 10, 2006 to vote on these and other, related matters. Shareholders of record as of December 1, 2005 will be eligible to vote at the meeting.
















               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE